EXHIBIT 32.1

CERTIFICATION
Pursuant to 18 U.S.C Section 1350
as Adopted Pursuant to Section 906
Of the Sarbanes-Oxley Act of 2002

        Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Puda Coal, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

        The Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2005 (the Form 10-KSB) of the Company fully complies with the requirement of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 17, 2006	/s/ Zhoa Ming
Zhoa Ming Chief Executive Officer

Dated: May 17, 2006	/s/ Jin Xia
Jin Xia Chief Financial Officer